UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant   [ _ ]

Check the appropriate box:

[ - ] Preliminary Proxy Statement

[ _ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
      RULE 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[ - ] Definitive Additional Materials

[ _ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               SERVOTRONICS, INC.
          -------------------------------------------------------------
                (Name of registrant as specified in its charter)

                                       N/A
     ----------------------------------------------------------------------
    (Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]  No fee required.

[ - ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) or 0-11.

(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------

(5) Total fee paid:
-------------------------------------------------------------------------------

[ - ]  Fee paid previously with preliminary materials.

[ - ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and date of filing.

         (1)  Amount previously paid:
                                      ------------------------------------------

         (2)  Form, schedule or Registration Statement No.:
                                      ------------------------------------------

         (3)  Filing party:
                                      ------------------------------------------

         (4)  Date filed:
                          ----------------------------

                               SERVOTRONICS, INC.

                         1110 Maple Street, P.O. Box 300
             Elma, New York 14059-0300 716-655-5990 Fax 716-655-6012



Dr. Nicholas D. Trbovich
    Chairman and President


                                  June 6, 2006

Dear Fellow Shareholder:


     The Annual Meeting of Shareholders will take place on June 30, 2006 at 2:30 p.m. at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of Servotronics, Inc.'s business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Cari L. Jaroslawsky at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                               Sincerely,


                               Dr. Nicholas D. Trbovich

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                    NOTICE OF
                        2006 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 2006 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple
Road), Amherst, New York 14226, on Friday, June 30, 2006 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 19, 2006 are entitled to notice of and to vote at the meeting or any adjournments thereof.


                            DR. NICHOLAS D. TRBOVICH
                            Chairman of the Board,
                            President and Chief Executive Officer

Dated: June 6, 2006




--------------------------------------------------------------------------------
SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                                                                    June 6, 2006

                               SERVOTRONICS, INC.
                                1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2006

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on June 30, 2006 at 2:30 p.m., Buffalo time, at the Center for Tomorrow, North Campus, State University of New York at Buffalo, Flint Road (off Maple Road), Amherst, New York 14226. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2005 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained without charge from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement and proxy card are first being mailed to shareholders on or about June 6, 2006.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, by withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) personally or by telephone or other electronic communications, and arrangements may be made with banks, brokerage houses and other institutions, nominees and/or fiduciaries to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of InvestorCom, Inc. 100 Wall Street, 24th Floor, New York, New York 10005, to assist in the solicitation of proxies and will pay that firm a fee of approximately $3,000 plus expenses.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 19, 2006. On such date there were outstanding 2,372,723 shares of common stock of the Company, $.20 par value, entitled to one vote each.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table lists the persons that owned beneficially, as of May 19, 2006, more than 5% of the outstanding shares of common stock of the Company, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by that person.

         Name and Address of                       Amount and Nature of             Percent of
          Beneficial Owner                         Beneficial Ownership              Class (1)
          ----------------                         --------------------              ---------

       Servotronics, Inc. Employee
         Stock Ownership Trust (2)                      816,467 (2)                    34.4%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Dr. Nicholas D. Trbovich                         585,189 (3)                    22.8%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Nicholas D. Trbovich, Jr.                        141,689 (4)                    5.7%
       1110 Maple Street
       P.O. Box 300 Elma, New York 14059

       Harvey Houtkin (4)                               352,088 (5)                    14.8%
       160 Summit Avenue
       Montvale, New Jersey   07645
--------------------

(1) Percent of class is based upon 2,372,723 shares of common stock outstanding as of May 19, 2006 plus the number of shares subject to stock options held by the indicated person, all of which are presently exercisable.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") -- Dr. Nicholas D. Trbovich, Nicholas D. Trbovich, Jr. and Raymond
     C. Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 19, 2006, approximately 419,180 shares have been allocated to the accounts of participants and approximately 397,287 shares (16.7% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 32,309 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) 195,600 shares which Dr. Trbovich has the right to acquire under stock options which are currently exercisable; (iii) approximately 45,474 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and
     (iv) approximately 3,084 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives. Does not include shares held by the ESOT as to which Dr. Trbovich serves as one of the three trustees. See note (2) above.

(4) This amount includes (i) 102,800 shares which Mr. Trbovich, Jr. has the right to acquire under stock options which are currently exercisable and
     (ii) approximately 23,075 shares allocated to Mr. Trbovich, Jr.'s account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the ESOT as to which Mr. Trbovich, Jr. serves as one of three trustees. See note (2) above.

(5) Based on a statement on Schedule 13D, as last amended on February 12, 2004, filed by Mr. Houtkin with the Securities and Exchange Commission. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 190,000 shares and shared voting and investment power with respect to 162,088 shares. Mr. Houtkin disclaims beneficial ownership in additional shares owned by other members of his family.

Security Ownership of Management
--------------------------------

     The following table sets forth, as of May 19, 2006, information as to the beneficial ownership of shares of common stock of the Company held by each director, executive officer and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by that person, except as otherwise indicated):

               Name of                Amount and Nature of           Percent of
          Beneficial Owner            Beneficial Ownership            Class (1)
          ----------------            --------------------            ---------

       Dr. Nicholas D. Trbovich           585,189 (2)                    22.8%
       Nicholas D. Trbovich, Jr.          141,689 (3)                     5.7%
       Donald W. Hedges                    73,836 (4)                     3.0%
       Dr. William H. Duerig               72,693 (5)                     3.0%
       Raymond C. Zielinski                64,022 (6)                     2.7%
       Cari L. Jaroslawsky                  7,500 (7)                     0.3%
       All directors and
         officers as a group            1,375,669 (8)                    47.8%
--------------------

(1) Percent of class is based upon 2,372,723 shares of common stock outstanding as of May 19, 2006 plus the number of shares subject to stock options held by the indicated person or group, all of which are presently exercisable.

(2) See note (8) below and note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) See note (8) below and note (4) to the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 69,100 shares which Mr. Hedges has the right to acquire under stock options which are currently exercisable. Mr. Hedges has sole voting and investment power with respect to 4,261 shares and shared voting and investment power with respect to 475 shares.

(5) This amount includes 69,100 shares which Dr. Duerig has the right to acquire under stock options which are currently exercisable.

(6) This amount includes (i) 37,800 shares which Mr. Zielinski has the right to acquire under stock options which are currently exercisable and (ii) approximately 12,198 shares allocated to Mr. Zielinski's account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the ESOT as to which Mr. Zielinski serves as one of three trustees. See note (8) below and note (2) to the table in "Security Ownership of Certain Beneficial Owners."

(7) This amount represents 7,500 shares which Ms. Jaroslawsky has the right to acquire under stock options which are currently exercisable.

(8) See notes (2) through (7) above. Also includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note (2) thereto.

Executive Officers
------------------

     The following is a listing of the Company's current executive officers:

                                               Position with the Company and Principal Occupation
         Name                    Age              and Business Experience for Past Five Years
         ----                    ---              -------------------------------------------

     Dr. Nicholas D. Trbovich    71      See table under "Election of Directors."
     Nicholas D. Trbovich, Jr.   46      See table under "Election of Directors."
     Raymond C. Zielinski        61      Vice President since 1990; Director of Manufacturing of the Company from 1983 to 1990.
     Cari L. Jaroslawsky         37      Treasurer and Chief Financial Officer of the Company since
                                           September 2005; CPA Consultant/Controller for the Company
                                           for more than five years prior to September 2005.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

Executive Compensation
----------------------

     DIRECTORS' FEES. Under the Company's compensation arrangements, non-employee directors are paid a yearly director's fee of $10,000 plus a per meeting fee of $650 and reimbursement of actual expenses for attendance at Board meetings. Directors who are also employees do not receive the Director's and/or meeting fees. Members of the Audit Committee of the Board are paid a yearly Audit Committee fee of $2,500 plus a per-meeting fee of $450 and reimbursement of actual expenses for attendance at Audit Committee meetings. On December 30, 2005, Dr. Duerig and Mr. Hedges were granted options to purchase 7,500 shares of common stock at an exercise price of $4.70 per share.

     COMPENSATION TABLE. The following table contains information with respect to the annual and long-term compensation for the years ended December 31, 2005, 2004 and 2003 for the Company's Chief Executive Officer and each other person who was an Executive Officer of the Company and received total salary and bonus in excess of $100,000 during 2005.


                                                                                     Long Term
                                                                                     ---------
                                                      Annual Compensation (2)      Compensation
                                                      -----------------------      ------------
                                                                                      Awards
                                                                                      ------
                                                                                    Securities
                                                                                    Underlying         All Other
           Name and                                                                   Options           Compen-
      Principal Position                 Year           Salary        Bonus(1)    (No. of Shares)      sation(3)
      ------------------                 ----           ------        --------    ---------------      ---------

    Dr. Nicholas D. Trbovich             2005       $   391,064      $  40,000         25,000        $   53,816
      Chairman, President and            2004           374,611         40,000            --              9,665
      CEO                                2003           359,579           --           50,000            34,886
    Raymond C. Zielinski                 2005       $   145,725      $   7,500          7,500        $    5,169
      Vice President                     2004           139,576          5,000            --              4,032
                                         2003           134,263           --            9,000             3,409
    Nicholas D. Trbovich, Jr.            2005       $   179,083      $  25,000         15,000        $    9,779
      Director, Vice President           2004           162,500         15,000            --              4,601
                                         2003           139,446           --           27,000            13,848
    Lee D. Burns                         2005       $   102,596           --              --         $   10,809
      Former Treasurer, Secretary        2004           127,942      $   5,000            --              1,038
      and CFO*                           2003           122,809           --            9,000            12,569
      *  Separated from the Company in September of 2005
         -------------------

(1) The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table. No bonuses were paid in the year 2003.
     Discretionary payments authorized for 2006 will be included in the compensation table for 2006 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

(2) The values of perquisites and other personal benefits are not shown on the table because the aggregate amount of such compensation (if any) for each year shown did not exceed 10% of the Executive Officer's annual salary and bonus for that year.

(3) All Other Compensation for 2005 includes (i) an allocation of 1,273 shares, 902 shares and 1,136 shares for Dr. Trbovich, Mr. Zielinski and Mr.
     Trbovich, Jr., respectively, of common stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 2004 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $4.50 per share; (ii) $3,989, $1,112, $1,304 and $767 to Dr. Trbovich, Mr. Zielinski, Mr. Trbovich, Jr. and Mr. Burns, respectively, for life insurance; (iii) $44,099, $3,365 and $10,042 paid for Dr. Trbovich, Mr. Trbovich, Jr. and Mr. Burns, respectively, for vacation pay in lieu of time off pursuant to a policy that is generally applicable to all employees of the Company.

     OPTION GRANTS. The following table gives information with respect to stock options granted to the Executive Officers during 2005.

                                               Option Grants in Last Fiscal Year
                                               ---------------------------------
                                                      (Individual Grants)

                                     Number of         Percent of Total
                                    Securities              Options
                                    Underlying            Granted to
                                      Options              Employees             Exercise or         Expiration
          Name of Officer             Granted           in Fiscal Year        Base Price ($/Sh)         Date
          ---------------             -------           --------------        -----------------         ----
Dr. Nicholas D. Trbovich              25,000 (1)             38.5%                  $4.70             12/30/15
Raymond C. Zielinski                   7,500 (1)             11.5%                  $4.70             12/30/15
Nicholas D. Trbovich, Jr.             15,000 (1)             23.1%                  $4.70             12/30/15
Cari L. Jaroslawsky                    7,500 (1)             11.5%                  $4.70             12/30/15
(1)      Immediately exercisable

     OPTION EXERCISES AND FISCAL YEAR END VALUES. No Executive Officer exercised options during 2005. The following table shows information with respect to the value of unexercised options held by the Executive Officers as of December 31, 2005. Valuation calculations for unexercised options are based on the closing price ($4.70) of the Company's common shares on the American Stock Exchange on December 31, 2005. All of the options granted to the Executive Officers are currently exercisable.

                                                                     Fiscal Year-End Option Values
                                                                     -----------------------------
                                                                                             Value of
                                                            Number of                       Unexercised
                                                     Unexercised Securities                In-the-money
                                                      Underlying Options At                 Options At
               Name of Officer                           Fiscal Year-End                  Fiscal Year-End
               ---------------                           ---------------                  ---------------

         Dr. Nicholas D. Trbovich                               195,600                         $180,698
         Raymond C. Zielinski                                    37,800                          $33,111
         Nicholas D. Trbovich, Jr.                              102,800                          $95,695
         Cari L. Jaroslawsky                                      7,500                            -0-

Securities Authorized for Issuance Under Equity Compensation Plans
------------------------------------------------------------------

                                                                                              Number of Securities
                                   Number of Securities                                      Remaining Available for
                                     to be Issued Upon             Weighted-average           Future Issuance Under
                                  Exercise of Outstanding          Exercise Price of           Equity Compensation
                                     Options, Warrants           Outstanding Options,      Plans (Excluding Securities
                                        And Rights                Warrants and Rights       Reflected in Column (a))
         Plan Category                      (a)                           (b)                          (c)
         -------------            -----------------------        --------------------      ---------------------------

Equity compensation
  plans approved by
  security holders                         333,000                       $3.503                       17,000
Equity compensation
  plans not approved
  by security holders                      180,900                       $6.072                       84,100
                                           -------                                                    ------

Total                                      513,900                       $4.407                      101,100
                                           =======                                                   =======

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     Each nominee is currently serving as a director of the Company and was elected at the Company's 2005 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy. Each nominee, to be elected as a director, must receive the affirmative vote of a plurality of the votes cast at the meeting.

     The following table sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                                          Position With the Company and Principal Occupation
            Name                    Age                       and Business Experience for Past Five Years
            ----                    ---                       -------------------------------------------

    Dr. William H. Duerig           84             Director of the Company since 1990; Physicist and Senior Program Manager for
                                                      Kearfott Guidance & Navigation Corporation for more than five years prior to retirement in 1993.

    Donald W. Hedges                85             Director of the Company since 1967; self-employed attorney since 1988.

    Nicholas D. Trbovich, Jr.       46             Director  of the Company  since  1990; Vice President of the Company since 1990;
                                                      Director of Corporate Development of the Company from 1987 to 1990;
                                                      Director of eAutoclaims, Inc.

    Dr. Nicholas D. Trbovich        71             Chairman of the Board of  Directors, President and Chief Executive Officer of the
                                                      Company since 1959.

     The directors recommend a vote FOR the four nominees listed above. Unless instructed otherwise, proxies will be voted FOR these nominees.

                         ADDITIONAL COMPANY INFORMATION

Committees and Meeting Data
---------------------------

     The Board of Directors has an Audit Committee comprised of Dr. Duerig and Mr. Hedges. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices, policies and financial accounting and operation controls and safeguards.

     The Board has designated Dr. William H. Duerig as the Company's "Audit Committee financial expert" in accordance with the SEC rules and regulations. The Board has determined that Dr. Duerig and Mr. Hedges are independent pursuant to Section 121A of the listing Standards of the American Stock Exchange ("AMEX").

     The Company has a formal Audit Committee which performs all the required functions. The Company's full Board of Directors performs the functions of all other committees and in lieu thereof as permitted by the Company's By-Laws and the current AMEX listing standards. The Board of Directors does not have a standing nominating committee. Pursuant to Board resolutions, the full Board of Directors approves/ratifies all director nominees after they are determined by the independent Directors. See "Director Nominating Process" on page 11. Additionally, the independent Directors determine the compensation of the Chief Executive Officer and all Executive Officers and such determination is then subsequently submitted to the full Board of Directors for approval/ratification. During the fiscal year ended December 31, 2005, the Audit Committee met 12 times and the Board of Directors met 16 times. No Director attended less than 100% of the meetings held. Each Director is expected to attend the Annual Meeting of Shareholders. In 2005, the Annual Meeting of Shareholders was attended by all Directors.

Report of the Audit Committee of the Board of Directors
-------------------------------------------------------

     The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting, systems of internal control, audit process and monitoring compliance with standards of business conduct. The Charter for the Audit Committee was filed with the 2004 Proxy Statement. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company's financial reporting process. Freed Maxick & Battaglia, CPAs, PC, acting as independent auditors, is responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2005 with the Company's management.

     2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees.

     3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and has discussed with Freed Maxick & Battaglia, CPAs, PC the matter of that firm's independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

     Each member of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.

                                 AUDIT COMMITTEE
                                 ---------------
                                 Dr. William H. Duerig, Chairman
                                 Donald W. Hedges

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of reports filed pursuant to Section 16(a) of the Securities Exchange Act or representations from directors and executive officers required to file such reports, the Company believes that all such filings required of its executive officers and directors were timely made.

CODE OF ETHICS

     The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers and employees of the Company as required by the listing standards of the American Stock Exchange. The Code is available on the Company's website at www.servotronics.com and the Company intends to disclose on this website any amendment to the Code. Waivers under the Code, if any, will be disclosed under the rules of the SEC and the American Stock Exchange.

EMPLOYMENT AGREEMENTS

     Dr. Trbovich and Mr. Trbovich, Jr. have employment agreements with the Company pursuant to which they are entitled to receive minimum salary compensation of $397,400 and $182,000 per annum respectively, or such greater amount as the Company's Board of Directors may determine, and individual and spousal lifetime health and life insurance benefits. In the event of Dr. Trbovich's or Mr. Trbovich, Jr.'s death or total disability during the term of the employment agreement, they or their estate is entitled to receive 50% of the compensation they are receiving from the Company at the time of their death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company, (ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich or Mr. Trbovich, Jr., they are entitled to terminate the agreement and receive a payment of 2.99 times their average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich or Mr. Trbovich, Jr. and the Company makes the required payment, the Company will be relieved of any further salary liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. The term of the agreement extends to and includes July 1, 2010, provided, however the term of the agreement will be automatically extended for one additional year beyond its then expiration date unless either party has notified the other in writing that the term will not be extended. If the Company elects not to extend the agreement, Dr. Trbovich or Mr. Trbovich, Jr. will be entitled to a severance payment equal to nine months' salary and benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2005, Dr. Trbovich's son, Nicholas D. Trbovich, Jr., served as an officer and director of the Company and received the compensation disclosed in the Compensation Table. See also, the discussion under "Employment Agreements". Michael D. Trbovich, also a son of Dr. Nicholas D. Trbovich, received remuneration of $81,358 which includes fringe benefits for health insurance, life insurance and an amount paid for untaken vacation, but does not include 484 shares allocated by the Company's ESOP or stock options.

     Ms. Jaroslawsky has served as Treasurer and Chief Financial Officer of the Company since September 2005. Prior to being employed by the Company, she served as a Consultant/Controller to the Company and received fees totaling $65,459 and $84,027 in 2005 and 2004, respectively.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     As previously disclosed on Form 8-K, on September 7, 2005, the Audit Committee of the Company's Board of Directors terminated PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered public accounting firm. The audit reports of PWC on the Company's consolidated financial statements as of and for the two most recent fiscal years ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were these opinions modified as to uncertainty, audit scope or accounting principles. During the Company's two fiscal years ended December 31, 2004 and through September 7, 2005, there were no disagreements between the Company and PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report which did not occur.

     The Company provided PWC with a copy of its Form 8-K disclosure and requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PWC agreed with the Company's statements. PWC agreed that there were no disagreements, and issued the letter.

     On September 7, 2005, the Audit Committee engaged Freed Maxick & Battaglia, CPAs, PC ("Freed Maxick"), effective September 8, 2005, to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005. During the Company's two most recent fiscal years, and subsequently through the effective date of the engagement of Freed Maxick, neither the Company nor any person acting on behalf of the Company consulted with Freed Maxick with respect to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Item 304 (a)(1)(iv) of Regulation S-B.

     From August 16, 2005 to October 20, 2005 RSM McGladrey, Inc., a business services company, was retained by the Audit Committee of the Company's Board of Directors to investigate and report to the Audit Committee with respect to certain management-discovered unauthorized practices by a former financial officer of the Company with respect to the Company's payroll accounts. The Directors of Freed Maxick are co-employed by RSM McGladrey, Inc.

     Freed Maxick has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of Freed Maxick is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by Freed Maxick and RSM McGladrey for fiscal 2005 and by PricewaterhouseCoopers LLP for fiscal 2004.

                                                      2005              2004
                                                  ----------        ----------

        Audit Fees (1)                            $   63,000        $   85,200
        Tax Fees (2)                                   1,713            42,150
        All Other Fees (3)                            35,704              -
                                                  ----------        ----------

        Total                                     $  100,417        $  127,350
                                                  ==========        ==========
---------------

     (1) Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements and review of the Company's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

     (2) Tax fees principally included fees for tax preparation and tax consulting services.

     (3) For 2005, this was primarily for the investigation and report by RSM McGladrey with respect to a defalcation by a former employee.

     The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent accountants. The Audit Committee pre-approved all services performed by Freed Maxick and RSM McGladrey during 2005.

     The Audit Committee of the Board of Directors has considered whether provision of the services described above is compatible with maintaining our accountant's independence and has determined that such services have not adversely affected Freed Maxick's independence.

                               VOTING INFORMATION

     The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of common stock is necessary to constitute a quorum. Pursuant to SEC rules, shareholder proposals must have been received by April 27, 2006, which date is 45 days before the date (June 10) on which the Company mailed its proxy materials for last year's annual meeting, to be considered at the 2006 Annual Meeting. At April 27, 2006, the Company had not received notice of any intention to submit any other matter; and, therefore, the named proxies have discretion to vote on any other matter that comes before the meeting.

     Shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for the purposes of determining a quorum. Proxies relating to "street name" shares of common stock that are voted by brokers will be counted as shares of common stock (1) present for purposes of determining the presence of a quorum and (2) as having voted in accordance with the directions and statements on the form of proxy.

                           DIRECTOR NOMINATING PROCESS

     The determination of the individuals to be nominated for the Board of Directors is made by the independent Directors. This determination is then subsequently submitted to the full Board of Directors for approval/ratification. The Board has determined that Dr. Duerig and Mr. Hedges are independent under the AMEX listing standards.

     The Board has not adopted specific minimum criteria for director nominees. Nominees are identified by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in services are considered for re-nomination. If any member of the Board does not wish to continue in service, the Board first considers the appropriateness of the size of the Board and then considers factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a new nominee.

     The Board will consider director nominees from any reasonable source, including nominees suggested by incumbent Board members and management as well as shareholder recommendations tendered in accordance with the Company's advance notice provisions. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders who wish to contact the Board of Directors or any of its members may do so by addressing their written correspondence to Board of Directors, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. Correspondence directed to an individual Board member will be referred, if appropriate, to that member. Correspondence not directed to a particular Board member will be referred, if appropriate, to the Chairman of the Audit Committee.

                SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Proposals for the Company's Proxy Material
------------------------------------------

     Shareholder proposals must be received at the Company's offices no later than February 9, 2007, in order to be considered for inclusion, if appropriate, as a shareholder proposal in the Company's proxy materials for the 2007 Annual Meeting. Such proposals must also meet the other requirements established by the SEC for shareholder proposals.

Proposals to be Introduced at the Annual Meeting but not Intended to be Included
--------------------------------------------------------------------------------
in the Company's Proxy Material
-------------------------------

     For any shareholder proposal to be presented in connection with the 2007 Annual Meeting of Shareholders, a shareholder must give timely written notice thereof to the Company in compliance with the advance notice provisions of the federal securities laws. To be timely, a qualified shareholder must give written notice to the Company at the Company's offices not later than April 23, 2007.

                                  OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                            By Order of the Directors




                            DR. NICHOLAS D. TRBOVICH
                            CHAIRMAN OF THE BOARD,
                            PRESIDENT AND CHIEF EXECUTIVE OFFICER

Elma, New York`